UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2024

DRILLING TOOLS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41103	87-2488708
(State or other jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3701 Briarpark Drive

Suite 150

Houston, Texas 77042

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (832) 742-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 15, 2024, Drilling Tools International, Inc. (“Drilling Tools International”), a Louisiana corporation and wholly owned subsidiary of Drilling Tools International Corporation (the “Company”), entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Casing Technologies Group Limited (“CTG”), certain shareholders of Deep Casing party thereto, and Gregory John Herrera, solely in his capacity as Seller Representative (as such term is defined in the Share Purchase Agreement).

Pursuant to the terms of the Share Purchase Agreement, the Company acquired one hundred percent (100%) of the shares of CTG (the “Acquisition”), which wholly owns Deep Casing Tools Limited (“Deep Casing”), an energy technology development company, for approximately £14,500,000, of which £250,000 is allocated for the purchase of the CTG shares and £14,250,000 is allocated for the payoff of certain lenders of CTG. The Acquisition was consummated and closing on March 15, 2024.

This summary is qualified in its entirety by reference to the Share Purchase Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On March 18, 2024, the Company issued a press release announcing the Acquisition (the “Press Release”). The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

2.1*	Share Purchase Agreement, dated March 15, 2024.

99.1	Press Release, dated March 18, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRILLING TOOLS INTERNATIONAL CORPORATION

By:	/s/ R. Wayne Prejean
R. Wayne Prejean
Chief Executive Officer

Date: March 18, 2024